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Exhibit 4.1

COMMON STOCK	COMMON STOCK
(CELLEGY PHARMACEUTICALS, INC. LOGO)
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR	CUSIP 15115L10
CERTAIN DEFINITIONS
THIS CERTIFIES THAT
IS THE OWNER OF

fully paid and non-assessable shares of COMMON STOCK, of the par value of $.0001 per share, of CELLEGY PHARMACEUTICALS, INC, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

(CELLEGY PHARMACEUTICALS, INC SEAL)

Dated

/s/ A.RICHARD JUELIS SECRETARY	/s/ K. MICHAEL FORREST CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
                MELLON INVESTOR SERVICES LLC
                                TRANSFER AGENT AND REGISTRAR

BY:	AUTHORIZED SIGNATURE

CELLEGY PHARMACEUTICALS, INC.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common
TEN ENT-	as tenants by the entireties
JT TEN-	as joint tenants with right of survivorship and Not as tenants in common
UNIF GIFT MIN ACT-		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors Act

(State)
UNIF GIFT MIN ACT-		Custodian (until age	)
(Cust)
under Uniform Transfer to Minors Act
(Minor)
(State)

        Additional abbreviations may also be used though not in the above list.

For Value received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARRANTEE MEDALLON PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1